Exhibit 99.2

AmerUs Group Co.

Financial Supplement
Fourth Quarter 2002

AmerUs Group Co.

Analyst Coverage

Name	Company	Phone	Facsimile	e-mail

Lisa Fasano	Salomon Smith Barney	212-816-7370	212-816-6334	lisa.fasano@ssmb.com
Paul Goulekas	Dowling Partners	860-676-8600	860-676-8617	paul@dowlingp.com
Jonathan Joseph	Fox-Pitt, Kelton, Inc.	860-520-1542	860-520-1229	jjoseph@foxpitt.com
Tanya Lewandowski	A.G. Edwards & Sons	314-955-2649	314-955-5810	lewandot@agedwards.com
Caitlin Long	Credit Suisse First Boston	212-325-2165	212-325-8197	caitlin.long@csfb.com
Steven Schwartz	Raymond James Financial, Inc.	312-612-7686	312-612-7781	sschwartz@ecm.rjf.com
Elizabeth Werner	Goldman Sachs	212-902-3646	212-902-2147	elizabeth.werner@gs.com

AmerUs Group Co.

Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For the Year Ended
	December 31,		December 31,

Earnings:	2002	2001	2002	2001

Net Income	$7,199	$19,534	$62,866	$72,907
Adjustments for:
Realized losses on open block investments	29,986	10,896	66,386	25,475
Net amortization of DAC and VOBA due to open block gains or losses	(3,994)	2,311	(10,869)	(3,613)
Net effect of accounting differences from the adoption of SFAS 133	(2,769)	(878)	14,638	6,417
Demutualization costs	—	518	1,186	969
Restructuring costs	6,581	1,287	13,225	5,476
Other income from non-insurance operations	(953)	(446)	(2,898)	(1,820)
Cumulative effect of change in accounting for derivatives	—	—	—	8,236
Adjusted Net Operating Income	$36,050	$33,222	$144,534	$114,047

Basic Earnings Per Share:
Adjusted Net Operating Income per Share	$0.93	$0.80	$3.62	$3.09
Net Income from Continuing Operations per Share	$0.18	$0.47	$1.57	$2.20
Net Income per Share	$0.18	$0.47	$1.57	$1.97
Weighted Average Shares Outstanding	38,919	41,742	39,972	36,949
Diluted Earnings Per Share:
Adjusted Net Operating Income per Share	$0.92	$0.79	$3.58	$3.05
Net Income from Continuing Operations per Share	$0.18	$0.46	$1.56	$2.17
Net Income per Share	$0.18	$0.46	$1.56	$1.95
Weighted Average Shares Outstanding	39,169	42,288	40,398	37,453
Cash Earnings Per Share (1):
Basic	$0.93	$0.84	$3.62	$3.31
Diluted	$0.92	$0.83	$3.58	$3.27
Capitalization:	12/31/2002	12/31/2001

Bank Borrowings	113,000	150,000
Senior Notes	125,000	125,000
OCEANs	186,233	—
Surplus Note	25,000	25,000
Other Borrowings	13,871	15,574

Total Notes Payable	$463,104	$315,574
Capital Securities — AmerUs Capital I	48,095	68,900
Capital Securities — AmerUs Capital II	154	154

Total Debt	$511,353	$384,628
Stockholders’ Equity (excluding AOCI)	1,174,426	1,225,848

Total Capitalization (excluding AOCI)	$1,685,779	$1,610,476

Unrealized Gains / (Losses)	88,522	12,669

Total Capitalization (including AOCI)	$1,774,301	$1,623,145

Book Value per Share (2):
including AOCI	$32.37	$29.66
excluding AOCI	$30.10	$29.36
Debt-to-Capital Ratio (3):
Standard & Poor’s	16.42%	19.60%
Moody’s	27.02%	23.88%

(1)	Cash earnings represent adjusted operating earnings adjusted for goodwill amortization.

(2)	Common shares outstanding at 12/31/2002 and 12/31/2001 were 39,011,578 and 41,759,450, respectively.

(3)	Debt-to-Capital Ratio excludes AOCI. For Standard & Poor’s, the OCEANs, AmerUs Capital I and AmerUs Capital II are treated as 100% equity. For Moody’s, AmerUs Capital I and AmerUs Capital II are treated as 100% debt and the OCEANs are treated as 70% debt and 30% equity.

AmerUs Group Co.

Consolidated Income Statement
($ in thousands)

	For The Three Months Ended		For the Year Ended
	December 31,		December 31,

	2002	2001	2002	2001

Revenues:
Insurance premiums	$86,956	$90,085	$350,812	$305,905
Universal life and annuity product charges	37,118	39,535	161,510	146,055
Net investment income	249,953	253,010	994,007	873,174
Realized/unrealized gains (losses) on investments	(27,345)	6,680	(149,919)	(90,629)
Other income:
Income from Independent Marketing Organizations	12,420	7,935	48,642	27,724
Other	5,998	3,971	23,344	19,300

Total Revenue	365,100	401,216	1,428,396	1,281,529
Benefits and Expenses:
Policyowner benefits — traditional life:
Death benefits	13,535	7,217	57,115	22,081
Surrender and other benefits	878	589	2,606	2,459
Increase in future policy benefits	62,674	77,304	257,910	245,262

Total policyowner benefits — traditional life	77,087	85,110	317,631	269,802
Policyowner benefits — universal life and annuities:
Interest credited to account balances	111,820	108,612	440,475	394,323
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities	12,351	9,321	(28,759)	(52,747)
Cash flow hedge amortization	1,693	—	4,351	—
Benefit claims incurred in excess of account balances & other annuity benefits	27,702	49,849	156,990	141,625

Total policyowner benefits — universal life and annuities	153,566	167,782	573,057	483,201
Underwriting, acquisition and other expenses:
Commissions	896	679	6,023	6,404
General insurance and other expenses	20,937	21,518	91,804	92,078
Expenses from Independent Marketing Organizations	9,561	5,063	34,545	19,510
Taxes, licenses and fees	5,934	3,981	20,377	14,155
Demutualization costs	—	518	1,186	969
Restructuring costs	10,445	2,039	21,225	8,566
Amortization — value of business acquired (VOBA)	18,236	21,221	71,867	83,520
Amortization — deferred policy acquisition costs (DAC)	22,978	15,296	82,700	52,367
Amortization — goodwill	—	1,975	—	8,324
Amortization — DAC/VOBA realized gains / (losses)	(5,100)	9,870	(15,002)	(2,988)

Total underwriting, acquisition and other expenses	83,887	82,160	314,725	282,905
Interest expense:
Interest on bank debt	789	711	2,420	3,316
Interest on Senior Notes	2,172	2,172	8,688	8,687
Interest on Capital Securities (AmerUs Capital I)	1,065	1,525	4,717	6,098
Interest on Capital Securities (AmerUs Capital II)	3	3	12	5,498
Interest on OCEANs	1,836	—	6,120	—
Interest on Surplus Note	541	541	2,165	1,341
Interest on other borrowings	303	343	1,365	1,071

Total interest expense	6,709	5,295	25,487	26,011
Dividends to policyowners	32,866	30,529	104,866	98,945

Income before income taxes	10,985	30,340	92,630	120,665
Income tax expense	(3,786)	(10,806)	(29,764)	(39,522)

Net income from continuing operations	7,199	19,534	62,866	81,143
Cumulative effect of change in accounting for derivatives, net of tax	—	—	—	(8,236)

Net income	$7,199	$19,534	$62,866	$72,907

Weighted Average Common Shares Outstanding:
Basic	38,919,178	41,741,649	39,972,328	36,949,198
Diluted	39,168,989	42,288,468	40,398,378	37,453,428

AmerUs Group Co.

Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Three Months Ended December 31, 2002	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$85,175	$1,849	$(68)	$86,956
Universal life and annuity product charges	27,053	10,065	—	37,118
Net investment income	87,067	161,278	1,608	249,953
Realized gains (losses) on closed block investments	(520)	—	—	(520)
Other income	1,013	15,458	350	16,821

	199,788	188,650	1,890	390,328
Benefits and expenses:
Policyowner benefits	98,784	116,948	878	216,610
Underwriting, acquisition, and other expenses	14,653	19,774	2,900	37,327
Amortization of DAC and VOBA, net of non-core loss adjustment of ($5,100)	19,142	22,072	—	41,214
Dividends to policyowners	32,866	—	—	32,866

	165,445	158,794	3,778	328,017

Adjusted pre-tax operating income	$34,343	$29,856	$(1,888)	62,311

Realized gains (losses) on open block investments				(46,171)
Unrealized gains (losses) on open block trading investments				19,346
Change in option value of equity-indexed annuity products and market value adjustments on total return strategy annuities				(12,351)
Cash flow hedge amortization				(1,692)
Amortization of DAC and VOBA due to open block losses				5,100
Restructuring costs				(10,445)
Other income from non-insurance operations				1,596

Income from continuing operations				17,694
Interest (expense)				(6,709)
Income tax (expense)				(3,786)

Net income				$7,199

AmerUs Group Co.

Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Three Months Ended December 31, 2001	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$90,021	$448	$(384)	$90,085
Universal life and annuity product charges	29,776	9,759	—	39,535
Net investment income	85,183	163,097	4,730	253,010
Realized gains (losses) on closed block investments	6,517	—	—	6,517
Other income	942	9,203	1,315	11,460

	212,439	182,507	5,661	400,607
Benefits and expenses:
Policyowner benefits	119,289	123,692	589	243,570
Underwriting, acquisition, and other expenses	15,418	15,680	2,118	33,216
Amortization of DAC and VOBA, net of non-core loss adjustment of ($9,871)	17,973	18,543	—	36,516
Dividends to policyowners	30,529	—	—	30,529

	183,209	157,915	2,707	343,831

Adjusted pre-tax operating income	$29,230	$24,592	$2,954	56,776

Realized gains (losses) on open block investments				(16,474)
Unrealized gains (losses) on open block trading investments				16,637
Change in option value of equity-indexed annuity products and market value adjustments on total return strategy annuities				(9,322)
Amortization of DAC and VOBA due to open block losses				(9,871)
Demutualization costs				(518)
Restructuring costs				(2,039)
Other income from non-insurance operations				446

Income from continuing operations				35,635
Interest (expense)				(5,295)
Income tax (expense)				(10,806)

Net income				$19,534

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For the Year Ended December 31, 2002

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$341,114	$8,702	$996	$350,812
Universal life and annuity product charges	120,161	41,349	—	161,510
Net investment income	335,111	653,220	5,676	994,007
Realized gains (losses) on closed block investments	(2,400)	—	—	(2,400)
Other income	4,026	60,420	2,675	67,121

	798,012	763,691	9,347	1,571,050
Benefits and expenses:
Policyowner benefits	429,339	483,151	2,606	915,096
Underwriting, acquisition, and other expenses	70,801	68,585	13,363	152,749
Amortization of DAC and VOBA, net of non-core loss adjustment of ($15,002)	63,267	91,300	—	154,567
Dividends to policyowners	104,866	—	—	104,866

	668,273	643,036	15,969	1,327,278

Adjusted pre-tax operating income	$129,739	$120,655	$(6,622)	243,772

Realized gains (losses) on open block investments				(102,310)
Unrealized gains (losses) on open block trading investments				(45,209)
Change in option value of equity-indexed annuity products and market value adjustments on total return strategy annuities				28,759
Cash flow hedge amortization				(4,351)
Amortization of DAC and VOBA due to open block losses				15,002
Demutualization costs				(1,186)
Restructuring costs				(21,225)
Other income from non-insurance operations				4,865

Income from continuing operations				118,117
Interest (expense)				(25,487)
Income tax (expense)				(29,764)

Net income				$62,866

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For the Year Ended December 31, 2001

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$300,690	$5,083	$132	$305,905
Universal life and annuity product charges	110,403	35,652	—	146,055
Net investment income	283,330	577,913	11,931	873,174
Realized gains (losses) on closed block investments	8,720	—	—	8,720
Other income	1,947	36,198	7,059	45,204

	705,090	654,846	19,122	1,379,058
Benefits and expenses:
Policyowner benefits	384,159	419,132	2,459	805,750
Underwriting, acquisition, and other expenses	69,035	60,911	10,525	140,471
Amortization of DAC and VOBA, net of non-core loss adjustment of ($2,988)	56,996	78,891	—	135,887
Dividends to policyowners	98,945	—	—	98,945

	609,135	558,934	12,984	1,181,053

Adjusted pre-tax operating income	$95,955	$95,912	$6,138	198,005

Realized gains (losses) on open block investments				(39,299)
Unrealized gains (losses) on open block trading investments				(60,050)
Change in option value of equity-indexed annuity products and market value adjustments on total return strategy annuities				52,747
Amortization of DAC and VOBA due to open block losses				2,988
Demutualization costs				(969)
Restructuring costs				(8,566)
Other income from non-insurance operations				1,820

Income from continuing operations				146,676
Interest (expense)				(26,011)
Income tax (expense)				(39,522)
Cumulative effect of change in accounting for derivatives, net of tax				(8,236)

Net income				$72,907

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)

	December 31,	December 31,
	2002	2001

ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$13,328,902	$11,037,425
Equity securities	63,345	11,362
Short-term investments	32,318	14,881
Securities held for trading purposes:
Fixed maturity securities	1,843,868	2,175,106
Equity securities	—	12,013
Short-term investments	—	4,212
Mortgage loans	883,034	944,532
Real estate	476	1,405
Policy loans	496,753	506,318
Other investments	283,794	345,179

Total investments	16,932,490	15,052,433
Cash and cash equivalents	102,612	179,376
Accrued investment income	185,660	174,238
Premiums, fees and other receivables	13,082	9,920
Reinsurance receivables	865,930	732,030
Deferred policy acquisition costs	884,239	642,680
Value of business acquired	454,159	583,829
Goodwill	218,995	195,484
Property and equipment	74,188	83,221
Deferred income taxes	—	12,140
Other assets	326,397	305,416
Separate Account assets	235,913	328,385

Total Assets	$20,293,665	$18,299,152

AmerUs Group Co.

Consolidated Balance Sheet
($ in thousands)

	December 31,	December 31,
	2002	2001

LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity benefits	$16,244,016	$15,102,001
Policyowner funds	1,335,144	432,941

Sub-total	17,579,160	15,534,942
Accrued expenses and other liabilities	283,836	512,500
Dividends payable to policyowners	303,062	221,224
Policy and contract claims	39,569	33,147
Income taxes payable	57,753	45,809
Deferred income taxes	20,071	—
Debt:
Bank debt	113,000	150,000
Senior notes	125,000	125,000
OCEANs	186,233	—
Surplus note	25,000	25,000
AmerUs Capital I	48,095	68,900
AmerUs Capital II	154	154
Other borrowings	13,871	15,574
Separate Account liabilities	235,913	328,385

Total Liabilities	19,030,717	17,060,635
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002; 43,505,998 shares issued and 41,759,450 shares outstanding in 2001	43,656	43,506
Additional paid-in capital	1,179,646	1,177,688
Accumulated other comprehensive income (loss)	88,522	12,669
Unearned compensation	(458)	(727)
Unallocated ESOP shares	(1,443)	(224)
Retained earnings	109,517	62,187
Treasury stock, at cost (4,644,702 shares in 2002 and 1,746,548 shares in 2001)	(156,492)	(56,582)

Total Stockholders’ Equity	1,262,948	1,238,517

Total Liabilities and Stockholders’ Equity	$20,293,665	$18,299,152

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

December 31, 2002

	With	FAS 115 and 133	Without
	FAS 115 and 133	Adjustment	FAS 115 and 133

ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$13,328,902	$(461,190)	$12,867,712
Equity securities	63,345	(742)	62,603
Short-term investments	32,318	(268)	32,050
Securities held for trading purposes:
Fixed maturity securities	1,843,868	—	1,843,868
Equity securities	—	—	—
Short-term investments	—	—	—
Mortgage loans	883,034	—	883,034
Real estate	476	—	476
Policy loans	496,753	—	496,753
Other investments	283,794	3,536	287,330

Total invested assets	16,932,490	(458,664)	16,473,826
Cash and cash equivalents	102,612	—	102,612
Accrued investment income	185,660	—	185,660
Premiums, fees and other receivables	13,082	—	13,082
Reinsurance receivables	865,930	—	865,930
Deferred policy acquisition costs	884,239	99,206	983,445
Value of business acquired	454,159	117,768	571,927
Goodwill	218,995	—	218,995
Property and equipment	74,188	—	74,188
Deferred income taxes	—	63,087	63,087
Other assets	326,397	—	326,397
Separate Account assets	235,913	—	235,913

Total Assets	$20,293,665	$(178,603)	$20,115,062

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

December 31, 2002

	With	FAS 115 and 133	Without
	FAS 115 and 133	Adjustment	FAS 115 and 133

LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity benefits	$16,244,016	$1,402	$16,245,418
Policyowner funds	1,335,144	—	1,335,144

Sub-total	17,579,160	1,402	17,580,562
Accrued expenses and other liabilities	283,836	(5,475)	278,361
Dividends payable to policyowners	303,062	(65,937)	237,125
Policy and contract claims	39,569	—	39,569
Income taxes payable	57,753	—	57,753
Deferred income taxes	20,071	(20,071)	—
Debt:
Bank debt	113,000	—	113,000
Senior notes	125,000	—	125,000
OCEANs	186,233	—	186,233
Surplus note	25,000	—	25,000
AmerUs Capital I	48,095	—	48,095
AmerUs Capital II	154		154
Other borrowings	13,871	—	13,871
Separate Account liabilities	235,913	—	235,913

Total Liabilities	19,030,717	(90,081)	18,940,636
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued Common Stock, no par value, 230,000,000 shares authorized; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002; 43,505,998 shares issued and 41,759,450 shares outstanding in 2001	43,656	—	43,656
Additional paid-in capital	1,179,646	—	1,179,646
Accumulated other comprehensive income (loss)	88,522	(88,522)	—
Unearned compensation	(458)	—	(458)
Unallocated ESOP shares	(1,443)	—	(1,443)
Retained earnings	109,517	—	109,517
Treasury stock, at cost (4,644,702 shares in 2002 and 1,746,548 shares in 2001)	(156,492)	—	(156,492)
Total Stockholders’ Equity	1,262,948	(88,522)	1,174,426

Total Liabilities and Stockholders’ Equity	$20,293,665	$(178,603)	$20,115,062

AmerUs Group Co.

Product Mix

($ in thousands)

For the Year Ended December 31,

Protection Products Repetitive Premiums (1):	2002	2001	% Change

Whole Life	$4,236	$6,842	(38.1%)
Interest-Sensitive Whole Life	30,622	12,411	146.7%
Term Life	16,390	7,763	111.1%
Universal Life	32,570	21,794	49.4%
Equity-Indexed Life	45,843	25,865	77.2%

Sub-total	129,661	74,675	73.6%
Term Life from Private Label Sales (2)	8,970	6,637	35.2%
Variable universal life (3)	890	5,113	(82.6%)

Total Repetitive Premiums	$139,521	$86,425	61.4%

Accumulation Deposits (1):
Annuity Premiums:
Fixed Annuity:
Deferred Fixed Annuity	$1,099,872	$1,322,725	(16.8%)
Equity-Indexed Annuity	683,819	612,043	11.7%
Variable Annuity	6,230	27,483	(77.3%)
Funding Agreements	875,000	—	—

Sub-total	2,664,921	1,962,251	35.8%
Joint Venture Premium (3):
Fixed	25,759	18,491	39.3%
Variable	35,880	64,416	(44.3%)

	61,639	82,907	(25.7%)

Total Accumulation Deposits	$2,726,560	$2,045,158	33.3%

(1)	Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.

(2)	Represents the Company’s share of private label sales.

(3)	Represents production at AMAL Corp. from AmerUs distribution sources

AmerUs Group Co.

Sources of Business
($ in thousands)
For the Year Ended December 31,

	2002	2001	% Change

Protection Products Repetitive Premiums (1):
Preferred Producer (Career)	$24,098	$21,889	10.1%
Personal producing general agent (PPGA)	61,416	28,817	113.1%
Bank Distribution	510	205	148.8%
Independent Agent Force (2)	43,637	23,764	83.6%

Total Repetitive Premium (excluding AMAL J.V.)	129,661	74,675	73.6%
Private Label Distribution (3)	8,970	6,637	35.2%
AMAL Joint Venture (4)	890	5,113	(82.6%)

Total Repetitive Premiums	$139,521	$86,425	61.4%

Accumulation Deposits (1):
Preferred Producer (Career)	$124,560	$114,106	9.2%
Personal Producing General Agent (PPGA)	28,402	199,851	(85.8%)
Bank Distribution	69,321	200,301	(65.4%)
Independent Agent Force (2)	1,567,638	1,447,993	8.3%
Funding Agreements	875,000	—	—

Total Accumulation Deposits (excluding AMAL J.V.)	2,664,921	1,962,251	35.8%
AMAL Joint Venture (4)	61,639	82,907	(25.7%)

Total Accumulation Deposits	$2,726,560	$2,045,158	33.3%

(1)	Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

(3)	Represents the Company’s share of private label sales.

(4)	AMAL Joint Venture premiums include production from AmerUs distribution channels.

AmerUs Group Co.
Policyowner Liability Characteristics
($ in thousands)
December 31, 2002

	Fixed	Equity-Indexed
	Annuities	Annuities
	Account Value	Account Value

FIXED DEFERRED ANNUITY SURRENDER CHARGE PERCENTAGES:
Accrual Adjustment	$—	$205,743
Market Value Adjustment	210,453	—
No surrender charge	1,297,327	38,837
1 percent	95,802	2,573
2 percent	210,709	5,965
3 percent	170,052	8,225
4 percent	265,956	36,124
5 percent	260,362	343,908
6 percent	819,960	605,051
7 percent	833,528	478,970
8 percent	496,423	253,615
9 percent	579,025	255,909
10 percent or greater	1,819,981	1,273,938

Total	$7,059,578	$3,508,858

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$197,338	$—
Quarterly	—	—
1 Year	5,497,302	—
Multi-year	1,293,757	—
Bailout	71,181	—
Cumulative floor (1)	—	3,508,858

	$7,059,578	$3,508,858

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
3 percent	$3,225,210	$—
3.25 percent	620,076	—
3.50 percent	800,672	—
4 percent	2,335,194	—
4.5 percent	49,659	—
5 percent	28,767	—
Greater than 5 percent	—	—
Cumulative floor (1)	—	3,508,858

Total	$7,059,578	$3,508,858

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2):
No Differential	$1,020,213	$—
0.0% - 0.5%	1,188,612	—
0.5% - 1.0%	989,731	—
1.0% - 1.5%	1,189,581	—
1.5% - 2.0%	586,753	—
2.0% - 2.5%	353,135	—
2.5% - 3.0%	257,506	—
Greater Than 3.0% (3)	1,474,047	—
Cumulative floor (1)	—	3,508,858

Total	$7,059,578	$3,508,858

(1)	Equity-indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain bonus interest rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period.

     The difference between the guaranteed and the minimum guaranteed rate will be more than 200 basis points at the end of the multi-year guarantee period.

AmerUs Group Co.

AMAL Corp. — Variable Products Joint Venture

($ in thousands)

For the Year Ended December 31,

	2002	2001

Financial Data:
Assets	$2,211,658	$2,414,252
Shareholders’ equity	141,221	112,395
Net income	(104)	7,747
Sales Data:
Repetitive Life Premium	$10,121	$12,019
Excess / Single Life Premium	14,000	29,688
Fixed Annuity Premium	26,485	19,157
Variable Annuity Premium	171,924	237,212

Total Premium	$222,530	$298,076

Reconciliation of Net Income to Equity in Earnings of AMAL Corp. (1):
Net Income (Loss)	$(4,553)	$7,747
AmerUs’ Minority Ownership (2)	33.59%	39.00%

AmerUs Percentage of Net Income	(1,529)	3,021
AmerUs’ Minority Ownership change (2)	1,194	39
Amortization of Goodwill	—	(102)

Equity in Earnings of AMAL Corp. (3)	$(335)	$2,958

(1)	Due to the timing of the availability of financial information for AMAL Corp., the recording of the Equity in Earnings was switched from a current basis to one quarter in arrears in the third quarter of 2002.

(2)	AmerUs’ ownership of AMAL Corp. decreased on April 1, 2002 and had increased on March 28, 2001.

(3)	Equity in Earnings of AMAL Corp. included in Net Investment Income on the Consolidated Income Statement.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	December 31, 2002		December 31, 2001

Portfolio Composition:	Amortized Cost	Market Value	Amortized Cost	Market Value

Cash and cash equivalents	$102,612	$102,612	$179,376	$179,376
Securities available-for-sale:
Investment grade bonds	11,723,143	12,281,187	10,163,128	10,345,084
Non-investment grade bonds	1,144,569	1,047,716	738,124	692,341
Equity securities	62,602	63,345	11,019	11,362
Short-term investments	32,050	32,318	14,829	14,881
Securities held for trading:
Investment grade bonds	1,737,315	1,737,315	1,998,566	1,998,566
Non-investment grade bonds	106,553	106,553	176,540	176,540
Equity securities	—	—	12,013	12,013
Short-term investments	—	—	4,212	4,212
Loans	883,034	883,034	944,532	944,532
Real estate	476	476	1,405	1,405
Policy loans	496,753	496,753	506,318	506,318
Other invested assets	283,485	283,794	345,109	345,179

Total	$16,572,592	$17,035,103	$15,095,171	$15,231,809

Investment Portfolio Data (1):	December 31, 2002	December 31, 2001

Average NAIC Rating	1.49	1.49
Average Maturity	6.86	6.91
Effective Duration	4.56	4.64
GAAP Effective Book Yield — Fixed Income	6.04	6.56

Mortgage Loans:	December 31, 2002	December 31, 2001

Carrying Value	883,034	944,532
Percent of Total Invested Assets (Market)	5.18%	6.20%
Problem Loans	5,184	6,171
Percent of Mortgage Loans (Market)	0.59%	0.65%
Restructured Loans	3,481	1,113
Percentage of Mortgage Loans (Market)	0.39%	0.12%

	December 31, 2002		December 31, 2001

High Yield Securities (at Market Value):	% of Asset Class	% of Rated Portfolio	% of Asset Class	% of Rated Portfolio

NAIC 3	62.51%	4.76%	68.83%	4.53%
NAIC 4	26.45%	2.01%	26.93%	1.77%
NAIC 5	6.08%	0.46%	2.47%	0.16%
NAIC 6	4.96%	0.38%	1.77%	0.12%

Total	100.00%	7.61%	100.00%	6.58%

(1)	Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	December 31, 2002		December 31, 2001

Fixed Maturity Securities by Category:	Market Value	% of Total	Market Value	% of Total

Government	$1,269,921	8.4%	$956,078	7.2%
Corporate	9,920,469	65.4%	9,223,102	69.8%
Mortgage-Backed (MBS)	2,391,252	15.7%	1,744,774	13.2%
Commercial Mortgage-Backed (CMBS)	682,263	4.5%	385,001	2.9%
Asset-Backed (ABS)	777,622	5.1%	745,987	5.6%
Redeemable Preferred Stock	131,244	0.9%	157,589	1.3%

	$15,172,771	100.0%	$13,212,531	100.0%

Private Placements (included above)	1,599,168	10.5%	1,422,218	10.8%

	December 31, 2002		December 31, 2001

Fixed Maturity Securities by Quality:	Market Value	% of Rated	Market Value	% of Rated

AAA	5,251,700	34.6%	4,001,201	30.3%
AA	1,016,919	6.7%	1,004,775	7.6%
A	3,712,968	24.5%	3,102,379	23.5%
BBB	3,516,283	23.2%	3,755,401	28.4%
BB	643,572	4.2%	496,461	3.8%
B and below	340,640	2.2%	231,799	1.8%

Sub-total	14,482,082	95.4%	12,592,016	95.4%
Not Rated by S&P (average “A” by others)	690,689	4.6%	620,515	4.6%

Total	$15,172,771	100.0%	$13,212,531	100.0%

	December 31, 2002		December 31, 2001

Fixed Maturity Securities by Industry Sector:	Market Value	% of Total	Market Value	% of Total

Basic Industry	533,269	3.5%	382,948	2.9%
Capital Goods	671,862	4.4%	480,580	3.6%
Communications	878,403	5.8%	1,203,206	9.1%
Consumer Cyclical	845,072	5.6%	744,368	5.6%
Consumer Non Cyclical	1,562,632	10.3%	1,057,052	8.0%
Energy	957,863	6.3%	761,512	5.8%
Technology	267,780	1.8%	404,198	3.1%
Transportation	469,124	3.1%	412,582	3.1%
Industrial Other	92,824	0.6%	126,968	1.0%
Utilities	1,235,189	8.1%	1,327,564	10.0%
Financial Institutions	1,864,481	12.3%	2,015,389	15.3%

Sub-total	9,378,499	61.8%	8,916,367	67.5%
Other (1)	5,794,272	38.2%	4,296,164	32.5%

Total	$15,172,771	100.0%	$13,212,531	100.0%

(1)	Includes government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	December 31, 2002		December 31, 2001

Mortgage Backed Securities:	Amortized Cost	Market Value	Amortized Cost	Market Value

Planned Amortization Class (PACs)	545,657	568,685	415,099	423,503
Targeted Amortization Class (TACs)	1,160	1,177	3,039	3,111
Sequential Pay	213,306	217,197	101,230	103,792
Subordinated	14,180	14,566	22,111	22,944
Adjustable Rate Mortgages (ARMs)	13,303	13,419	17,823	17,973
Pass-thru	1,510,603	1,557,267	1,135,069	1,152,369
Z bonds	18,933	18,941	21,630	21,082

Total	$2,317,142	$2,391,252	$1,716,001	$1,744,774

AmerUs Group Co.

Closed Block

($ in thousands)

	December 31,	December 31,
	2002	2001

LIABILITIES:
Future life and annuity benefits	$2,840,041	$2,835,423
Policyowner funds	4,400	4,656
Accrued expenses and other liabilities	44,295	69,678
Dividends payable to policyowners	147,177	154,139
Policy and contract claims	10,390	8,843
Policyowner dividend obligation	118,623	61,486

Total Liabilities	3,164,926	3,134,225

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	1,970,659	1,829,060
Loans	90,872	105,901
Policy loans	354,784	363,981
Other investments	1,047	4,653
Cash and cash equivalents	6,178	18,382
Accrued investment income	30,726	32,396
Premiums, fees and other receivables	16,999	22,414
Other assets	23,917	41,827

Total Assets	2,495,182	2,418,614

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$669,744	$715,611

	For The Three Months Ended		For the Year Ended
	December 31,		December 31,

	2002	2001	2002	2001

REVENUES AND EXPENSES:
Insurance premiums	$69,929	$42,095	$265,586	$220,291
Universal life and annuity product charges	1,809	2,704	8,750	12,200
Net investment income	40,636	39,952	157,928	132,402
Realized gains (losses) on investments	(520)	6,517	(2,400)	8,719
Policyowner benefits	(69,971)	(44,776)	(284,821)	(239,688)
Underwriting, acquisition and other expenses	(1,139)	(3,170)	(4,843)	(5,958)
Dividends to policyowners	(30,006)	(28,448)	(95,443)	(91,609)

Contribution from the Closed Block before income taxes	$10,738	$14,874	$44,757	$36,357

AmerUs Group Co.

Additional Information

($ in thousands)

	December 31,	December 31,
LIFE INSURANCE IN FORCE (FACE AMOUNT):	2002	2001

Traditional Life	$56,281,000	$48,286,000
Universal Life	19,138,000	20,161,000
Equity-Indexed Life	4,574,000	2,028,000

Total Life Insurance In Force	$79,993,000	$70,475,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,236,223	$3,010,057
Universal Life	1,425,746	1,472,260
Equity-Indexed Life	126,821	51,004

Total Life Insurance Reserves	4,788,790	4,533,321
Deferred Fixed Annuity	7,579,869	6,909,793
Equity-Indexed Annuity	3,724,598	3,749,971

Total Annuity Reserves	11,304,467	10,659,764
Total Reserves	$16,093,257	$15,193,085

NUMBER OF PRODUCERS:
Career Agents (including managing general agents)	1,247	1,065
Personal Producing General Agents	4,796	4,959
Independent Agents	33,961	33,637
Wholesale Broker / Dealer — AMAL Corp. Joint Venture & IL Annuity	919	893
Registered Representatives — AMAL Corp. Joint Venture & IL Annuity	19,247	16,065

Total Producers	60,170	56,619

	December 31,	December 31,
	2002	2001

LIFE INSURANCE LAPSE RATE — YTD ANNUALIZED	7.3%	7.7%
ANNUITY WITHDRAWAL RATES — LTM
With Internal Replacements	11.0%	12.5%
Without Internal Replacements	10.6%	11.4%
FIXED ANNUITY SPREADS (GAAP) YTD:
Portfolio Rate	6.62%	7.07%
Credit Rate	4.58%	5.07%

Spread	2.04%	2.00%

AmerUs Group Co.

Additional Information

($ in thousands)

DAC / VOBA ROLLFORWARD:	DAC	VOBA

Beginning Balance — December 31, 2001	$642,680	$583,829
Capitalization	389,035	19,183
Amortization	(67,698)	(71,867)
Reclassification of deferred VOBA expenses	(10,582)	10,582
FAS 115 Adjustment	(69,196)	(87,568)

Ending Balance — December 31, 2002	$884,239	$454,159

CONTRIBUTION FROM THE CLOSED BLOCK	2002	2003

First Quarter	$11,648	$10,282
Second Quarter	11,337	10,003
Third Quarter	11,034	9,729
Fourth Quarter	10,738	9,462

Total	$44,757	$39,476

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.

Income Tax Rate Reconciliation

	For the Year Ended
	December 31,

	2002	2001

Corporate federal income tax rate	35.00%	35.00%
Goodwill amortization	—	2.37%
Net benefit of tax credits	(0.19%)	(1.59%)
Demutualization costs	0.53%	0.64%
Dividend received deduction	(0.42%)	(1.25%)
Non-deductible meals, entertainment & dues	1.29%	0.58%
Tax exempt income	(5.37%)	(2.50%)
State taxes on non-life operations	1.29%	(0.01%)
Other items, net	—	(0.49%)

Effective tax rate	32.13%	32.75%

Corporate Profile

AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $20.3 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; IL Annuity and Insurance Company;
Bankers Life Insurance Company of New York; and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

			Dividend
	High	Low	Declared

2002
First Quarter	$39.50	$34.00	$0.00
Second Quarter	$39.90	$34.45	$0.00
Third Quarter	$37.21	$28.21	$0.00
Fourth Quarter	$32.26	$25.87	$0.40
2001
First Quarter	$32.00	$27.00	$0.00
Second Quarter	$36.50	$28.56	$0.00
Third Quarter	$35.20	$30.90	$0.00
Fourth Quarter	$36.43	$30.27	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar Director — Investor Relations Phone — (515) 362-3693 Fax — (515) 362-3648 e-mail: marty.ketelaar@amerus.com	Mellon Investor Service, LLC P.O. Box 3315 South Hackensack, NJ 07606-1915 (800) 304-9709 www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2001 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2001, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.